                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                      FORM 8-K/A
                                  AMENDMENT NO. 1 TO
                                    CURRENT REPORT



                          PURSUANT TO SECTION 13 OR 15(d) OF
                              THE SECURITIES ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 1997


                        ALEXANDRIA REAL ESTATE EQUITIES, INC.
               (Exact name of registrant as specified in its character)


           MARYLAND                     1-12993              95-4502084
(State of other jurisdiction of       (Commission         (I.R.S. Employer
incorporation)                       File Number)        Identification No.)



          135 NORTH LOS ROBLES AVENUE, SUITE 250                91101
                   PASADENA, CALIFORNIA
         (Address of principle executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (626) 578-0777

     On December 1, 1997, Alexandria Real Estate Equities, Inc. (the
"Company") filed with the Securities and Exchange Commission the Company's Current Report on Form 8-K, dated November 14, 1997, pertaining to the acquisition of four properties. At the time of filing, it was impracticable for the Company to provide the financial statements and pro forma financial information required by Item 7 on Form 8-K. Accordingly, pursuant to Item 7, the Company hereby amends such Current Report to include the previously omitted information as follows:


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED (1)

940 CLOPPER ROAD

   Statement of Revenue and Certain Expenses:

      Report of Independent Auditors

      Statement of Revenue and Certain Expenses for the year ended December 31, 1996

      Notes to Statement of Revenue and Certain Expenses


1500 EAST GUDE DRIVE AND 3/3-1/2 TAFT COURT

   Statement of Revenue and Certain Expenses:

      Report of Independent Auditors

      Statement of Revenue and Certain Expenses for the year ended December 31, 1996

      Notes to Statement of Revenue and Certain Expenses


1401 RESEARCH BLVD.

   Statement of Revenue and Certain Expenses:

      Report of Independent Auditors

      Statement of Revenue and Certain Expenses for the year ended December 31, 1996

      Notes to Statement of Revenue and Certain Expenses

(b)  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(c)  EXHIBITS

     23.1 Consent of Ernst & Young LLP


------------------------------
(1) Financial statements have not been included for 708 Quince Orchard Road, since this property was not occupied prior to acquisition of the property by the Company. Concurrently with the acquisition of the property by the Company, a triple-net lease was executed with a tenant for 100% of the rentable area of the property.

                            Report of Independent Auditors

To the Board of Directors
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 940 Clopper Road (the Property) for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                      /s/ Ernst & Young LLP


Los Angeles, California
October 27, 1997

                                   940 Clopper Road

                      Statement of Revenue and Certain Expenses

                             Year ended December 31, 1996
                                    (IN THOUSANDS)


Revenue:
  Rental                                                               $  291
  Tenant recoveries                                                        56
                                                                       --------
Total revenue                                                             347

Certain expenses:
  Utilities                                                                29
  Repairs and maintenance                                                  20
  Insurance                                                                 7
  Taxes and license                                                        51
                                                                       --------
Total certain expenses                                                    107
                                                                       --------
Excess of revenue over certain expenses                                $  240
                                                                       --------
                                                                       --------

See accompanying notes to statement of revenue and certain expenses.

                                   940 Clopper Road

                  Notes to Statement of Revenue and Certain Expenses

                             Year ended December 31, 1996



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 940 Clopper Road located in Rockville, Maryland (the Property) which was acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the Company) from a nonaffiliated third party. This statement reflects the operations of the Property during 1996 under its prior ownership and as such reflects the effect of vacancies that existed during that period. As of December 31, 1996, the space was 61% occupied and leased under triple net leases which require the tenants to pay their prorata share of all expenses associated with the Property including operating and maintenance, utilities, taxes and insurance.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. RENTAL OFFICE PROPERTY

The future minimum lease payments to be received under noncancelable operating leases as of December 31, 1996, are as follows:

          1997                                                   $    324,000
          1998                                                        177,000
          1999                                                        124,000
          2000                                                        129,000
          2001                                                        134,000
          Thereafter                                                  198,000
                                                                 --------------
          Total                                                  $  1,086,000
                                                                 --------------
                                                                 --------------

The above future minimum lease payments do not include specified payments for tenant recoveries of operating expenses.

                            Report of Independent Auditors

To the Board of Directors
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 1500 East Gude Drive and 3/3 1/2 Taft Court (the Property) for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                          /s/ Ernst & Young LLP


Los Angeles, California
November 7, 1997

                     1500 East Gude Drive and 3/3 1/2 Taft Court

                      Statement of Revenue and Certain Expenses

                             Year Ended December 31, 1996
                                    (IN THOUSANDS)


Revenue:
  Rental                                                             $    268
  Tenant recoveries                                                        42
                                                                     ----------
Total revenue                                                             310

Certain expenses:
  Repairs and maintenance                                                  33
  Insurance                                                                16
  Taxes and license                                                       101
                                                                     ----------
Total certain expenses                                                    150
                                                                     ----------
Excess of revenue over certain expenses                              $    160
                                                                     ----------
                                                                     ----------

See accompanying notes to statement of revenue and certain expenses.

                     1500 East Gude Drive and 3/3 1/2 Taft Court

                  Notes to Statement of Revenue and Certain Expenses

                             Year Ended December 31, 1996


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 1500 East Gude Drive and 3/3 1/2 Taft Court located in Rockville, Maryland (the Property) which was acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the Company) from a nonaffiliated third party. This statement reflects the operations of the Property during 1996 under its prior ownership and as such reflects the effect of vacancies and terms of prior leases that existed during that period. As of December 31, 1996, the space was 91% occupied and leased under triple net leases which require the tenants to pay their prorata share of all expenses associated with the Property including operating and maintenance, utilities, taxes, and insurance.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. RENTAL OFFICE PROPERTY

The future minimum lease payments to be received under noncancelable operating leases as of December 31, 1996, are as follows:

               1997                                                $  619,000
               1998                                                   474,000
               1999                                                   481,000
               2000                                                   515,000
               2001                                                   515,000
               Thereafter                                           2,614,000
                                                                 ------------
               Total                                             $  5,218,000
                                                                 ------------
                                                                 ------------

The above future minimum lease payments do not include specified payments for tenant recoveries of operating expenses.

                            Report of Independent Auditors

To the Board of Directors
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 1401 Research Blvd. (the Property) for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                           /s/ Ernst & Young LLP


Los Angeles, California
October 27, 1997

                                 1401 Research Blvd.

                      Statement of Revenue and Certain Expenses

                             Year ended December 31, 1996
                                    (IN THOUSANDS)


Revenue:
  Rental                                                            $     462
  Tenant recoveries                                                        19
                                                                    -----------
Total revenue                                                             481

Certain expenses:
  Insurance                                                                 9
  Taxes and license                                                        44
                                                                    -----------
Total certain expenses                                                     53
                                                                    -----------
Excess of revenue over certain expenses                             $     428
                                                                    -----------
                                                                    -----------

See accompanying notes to statement of revenue and certain expenses.

                                 1401 Research Blvd.

                  Notes to Statement of Revenue and Certain Expenses

                             Year ended December 31, 1996



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 1401 Research Blvd. located in Rockville, Maryland (the Property) which was acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the Company) from a nonaffiliated third party. The Property is 100% leased to the United States Government. This statement reflects the operations of the Property during 1996 under its prior ownership and as such reflects the terms of a prior lease that existed during that period.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. RENTAL OFFICE PROPERTY

The future minimum lease payments to be received under noncancelable operating leases as of December 31, 1996, are as follows:

               1997                                              $    712,000
               1998                                                   712,000
               1999                                                   712,000
               2000                                                   733,000
               2001                                                   377,000
                                                                 --------------
               Total                                             $  3,246,000
                                                                 --------------
                                                                 --------------

The lease terms provide for the tenant to pay increases in property taxes and insurance expenses of the Property in excess of specified amounts. The lease agreement also provides that expenses of the Property other than property taxes and insurance are paid directly by the tenant. The above future minimum lease payments do not include specified payments for such tenant reimbursements.

                        ALEXANDRIA REAL ESTATE EQUITIES, INC.

                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                      STATEMENTS



   The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 is presented as if the acquisition of properties described in
Item 2 of the related Form 8-K filed on December 1, 1997 (the "Form 8-K Properties") had been acquired on September 30, 1997. The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 are presented as if: (i) the consummation of the initial public offering of common stock in May 1997 (the IPO) and related formation transactions in connection with the IPO, including the acquisition of properties acquired during 1996 (the "1996 Acquisitions") and the acquisition of properties acquired during 1997 in connection with the IPO (the "Acquisition LLC Properties"), and (ii) the Form 8-K Properties, had occurred at January 1, 1996.

   The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions described above, nor do they purport to represent the future financial position of the Company.

                        Alexandria Real Estate Equities, Inc.

               Unaudited Pro Forma Condensed Consolidated Balance Sheet

                                  September 30, 1997
                                (DOLLARS IN THOUSANDS)

                                                                                      PRO FORMA
                                                                    HISTORICAL       ADJUSTMENTS       PRO FORMA
                                                                 -------------------------------------------------
Assets
Rental properties - net                                          $   214,922         $  6,500  (A)    $  221,422
Cash and cash equivalents                                              6,789                -              6,789
Tenant security deposit funds and other restricted cash                4,655                -              4,655
Tenant receivable and deferred rent                                    1,153                -              1,153
Loan fees and costs - net                                              1,602                -              1,602
Other assets                                                           2,403                -              2,403
                                                                 -------------------------------------------------
Total assets                                                     $   231,524         $  6,500         $  238,024
                                                                 -------------------------------------------------
                                                                 -------------------------------------------------

Liabilities and stockholders' equity
Secured notes payable and line of credit                         $    54,727         $  6,500  (B)     $  61,227
Accounts payable, accrued expenses and tenant security
  deposits                                                             4,965                -              4,965
Dividends payable                                                      4,562                -              4,562
                                                                 -------------------------------------------------
Total liabilities                                                     64,254            6,500             70,754

Stockholders' equity:
  Common stock                                                           114                -                114
  Additional paid-in capital                                         178,297                -            178,297
  Accumulated deficit                                                (11,141)               -            (11,141)
                                                                 -------------------------------------------------
Total stockholders' equity                                           167,270                -            167,270
                                                                 -------------------------------------------------
Total liabilities and stockholders' equity                       $   231,524         $  6,500         $  238,024
                                                                 -------------------------------------------------
                                                                 -------------------------------------------------


SEE ACCOMPANYING NOTES.

                        Alexandria Real Estate Equities, Inc.

             Unaudited Pro Forma Condensed Consolidated Income Statement

                         Nine months ended September 30, 1997
                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                               PRO FORMA
                                                                           ------------------------------------------------------
                                                                                                 PRO FORMA
                                                                             IPO AND             ADJUSTMENTS
                                                                             RELATED             FOR FORM 8-K
                                                             HISTORICAL      TRANSACTIONS         PROPERTIES          PRO FORMA
                                                         ------------------------------------------------------------------------
Revenues:
  Rental revenue                                         $      17,963     $     2,658  (D)     $     1,678   (L)  $     22,299
  Tenant recoveries and other income                             6,619             100  (D)             195   (L)         6,738
                                                                                   499  (M)            (675)  (N)
                                                         ------------------------------------------------------------------------
Total revenues                                                  24,582           3,257                1,198              29,037

Expenses:
  Rental operations                                              6,216              91  (D)             226   (L)         6,533
  General and administrative                                     1,805             187  (I)               -               1,992
  Special bonus                                                    353               -                    -                 353
  Stock compensation                                             4,239               -                    -               4,239
  Post retirement benefit                                          632               -                    -                 632
  Acquisition LLC financing costs                                6,973          (6,973) (G)               -                   -
  Write-off of unamortized loan costs                            2,147          (2,147) (H)               -                   -
  Interest                                                       5,789          (2,225) (J)              17   (J)         3,581
  Depreciation and amortization                                  3,434             402  (K)             264   (K)         4,100
                                                         ------------------------------------------------------------------------
  Total expenses                                                31,588         (10,665)                 507              21,430
                                                         ------------------------------------------------------------------------
Net income (loss)                                        $      (7,006)    $    13,922          $       691        $      7,607
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

Pro forma weighted average Shares of
  Common Stock outstanding (O)                               7,048,381                                               11,404,631
                                                         ---------------                                           --------------
                                                         ---------------                                           --------------

Net income (loss) per pro forma share
  of Common Stock                                        $       (0.99)                                            $       0.67
                                                         ---------------                                           --------------
                                                         ---------------                                           --------------

SEE ACCOMPANYING NOTES.

                        Alexandria Real Estate Equities, Inc.

             Unaudited Pro Forma Condensed Consolidated Income Statement

                             Year ended December 31, 1996
                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                               PRO FORMA
                                                                           ------------------------------------------------------
                                                                                                 PRO FORMA
                                                                             IPO AND             ADJUSTMENTS
                                                                             RELATED             FOR FORM 8-K
                                                             HISTORICAL      TRANSACTIONS         PROPERTIES          PRO FORMA
                                                         ------------------------------------------------------------------------
Revenues:
  Rental revenue                                         $      12,941   $       5,247  (C)    $      1,021   (L)  $     19,899
                                                                                   539  (D)
                                                                                   151  (E)
  Tenant recoveries and other income                             4,732           1,391  (C)             117   (L)         6,488
                                                                                    62  (D)          (1,054)  (N)
                                                                                   186  (F)
                                                                                 1,054  (M)
                                                         ------------------------------------------------------------------------
Total revenues                                                  17,673           8,630                   84              26,387

Expenses:
  Rental operations                                              4,356           1,917  (C)             310   (L)         6,781
                                                                                    62  (D)
                                                                                   136  (F)
  General and administrative                                     1,972             928  (I)               -               2,900
  Post retirement benefit                                          438               -                    -                 438
  Interest                                                       6,327          (2,491) (J)              23   (J)         3,859
  Depreciation and amortization                                  2,405           1,116  (K)             393   (K)         3,914
                                                         ------------------------------------------------------------------------
  Total expenses                                                15,498           1,668                  726              17,892
                                                         ------------------------------------------------------------------------
Net income                                               $       2,175   $       6,962         $       (642)       $      8,495
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

Pro forma shares of Common Stock outstanding (O)         $   3,642,131                                             $ 11,404,631
                                                         ---------------                                           --------------
                                                         ---------------                                           --------------

Net income per pro forma share of Common Stock           $        0.60                                             $       0.74
                                                         ---------------                                           --------------
                                                         ---------------                                           --------------


SEE ACCOMPANYING NOTES.

                        Alexandria Real Estate Equities, Inc.

                   Adjustments to the Unaudited Pro Forma Condensed
                    Consolidated Financial Statements (continued)
                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




1. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 are as follows:

  (A)     Acquisition of 1500 East Gude Drive and 3/3 1/2 Taft Court    $  6,500

  (B)     Draw on Company's line of credit to purchase                  $  6,500
           1500 East Gude Drive and 3/3 1/2 Taft Court


2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME
   STATEMENTS

The pro forma adjustments reflected in the Unaudited Pro Forma Condensed Consolidated Income Statement for the nine months ended September 30, 1997 and for the year ended December 31, 1996 are as follows:

  (C) Represents the actual historical results for the 1996 Acquisitions from the beginning of the period through the date of acquisition:


                                                            THE 1996 ACQUISITIONS
                             -----------------------------------------------------------------------------------
                                               PERIOD JANUARY 1, 1996 TO THE DATE OF ACQUISITION
                             -----------------------------------------------------------------------------------
                              1102/1124       1413             300/401         25/35/45 WEST    1311/1401/1431
                               COLUMBIA     RESEARCH         PROFESSIONAL      WATKINS MILL       HARBOR BAY
                                STREET      BOULEVARD           DRIVE              ROAD             PARKWAY            TOTAL
                             ---------------------------------------------------------------------------------------------------
Acquisition date             May 31, 1996  July 2, 1996  September 10, 1996  October 18, 1996  December 12, 1996
Revenues:
  Rental revenue             $          -  $        711    $     1,096       $     1,296        $     2,144        $    5,247
  Tenant recoveries
    and other
    income                              -           595            350               300                146             1,391
                             ---------------------------------------------------------------------------------------------------
                                                  1,306          1,446             1,596              2,290             6,638
Expenses:
  Rental properties                     -           680            350               332                555             1,917
                             ---------------------------------------------------------------------------------------------------
Net income                   $          -  $        626    $     1,096       $     1,264        $     1,735        $    4,721
                             ---------------------------------------------------------------------------------------------------
                             ---------------------------------------------------------------------------------------------------

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS (CONTINUED)

     No pro forma adjustment has been made for the period prior to acquisition for 1102/1124 Columbia Street because the property was owner occupied prior to its purchase and as a result there are no historical operating results as a rental property. There was no pro forma adjustment necessary for the 1996 Acquisitions for the nine months ended September 30, 1997 because the revenue and expenses related to the properties are included in the historical net income for the period.

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS (CONTINUED)

     (D) Represents the actual historical results of the Acquisition LLC Properties from the beginning of the period through the date of acquisition. The Company acquired the Acquisition LLC Properties in connection with the IPO.

                                                         THE ACQUISITION LLC PROPERTIES
                                ---------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31, 1996
                                ---------------------------------------------------------------------------
                                 14225 NEWBROOK       1550 EAST          1330 PICCARD
                                      DRIVE             GUDE                 DRIVE              TOTAL
                                ---------------------------------------------------------------------------
          Acquisition date      January 13, 1997   January 24, 1997     January 15, 1997

          Revenues:
            Rental revenue         $        -      $        539         $         -         $         539
            Tenant recoveries
              and other income              -                62                   -                    62
                                ---------------------------------------------------------------------------
                                            -               601                   -                   601

          Expenses:
            Rental properties               -                62                   -                    62
                                ---------------------------------------------------------------------------
          Net income               $        -      $        539         $         -         $         539
                                ---------------------------------------------------------------------------
                                ---------------------------------------------------------------------------


                                           THE ACQUISITION LLC PROPERTIES
                                -------------------------------------------------------
                                           FOR THE PERIOD JANUARY 1, 1997
                                                 TO ACQUISITION DATE
                                -------------------------------------------------------
                                                                                              HISTORICAL
                                 14225 NEWBROOK        1550 EAST          1330 PICCARD        ACQUISITION
                                      DRIVE           GUDE DRIVE              DRIVE               LLC               TOTAL
                                ---------------------------------------------------------------------------------------------
          Revenues:
            Rental revenue         $        -      $         34         $         -         $       2,624         $  2,658
            Tenant recoveries
              and other income              -                 4                   -                    96              100
                                ---------------------------------------------------------------------------------------------
                                            -                38                   -                 2,720            2,758

          Expenses:
            Rental properties               -                 4                   -                    87               91
                                ---------------------------------------------------------------------------------------------
          Net income               $        -      $         34         $         -         $       2,633         $  2,667
                                ---------------------------------------------------------------------------------------------
                                ---------------------------------------------------------------------------------------------

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS (CONTINUED)

          No pro forma adjustments have been made for 14225 Newbrook Drive and 1330 Piccard Drive for the period prior to acquisition because these properties were owner occupied prior to purchase and as a result there are no historical operating results as rental properties.

     (E) Increase in rental revenue to adjust the 1996 Acquisitions and the Acquisition LLC Properties to straight-line rental revenue for the pro forma period.

     (F) Net increase in rental properties expenses (primarily due to insurance) and tenant recoveries which are directly related to the increase in pro forma expenses to be recovered in excess of historical amounts.

     (G) In connection with the IPO, the Company acquired 100% of the membership interests in the Acquisition LLC for $58,857, which exceeds the purchase price paid by the Acquisition LLC Properties for the Acquisition LLC Properties by $6,973. This difference, which has been accounted for as a financing cost, is being eliminated on a pro forma basis due to its non-continuing nature.

     (H) In connection with the IPO, the Company paid off secured notes with a principal balance of $72,698. In connection with the retirement of these loans, the Company wrote off $2,147 of unamortized loan costs. This charge is being eliminated on a pro forma basis due to its non-continuing nature.

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS (CONTINUED)

                                                    NINE MONTHS
                                                       ENDED        YEAR ENDED
                                                   SEPTEMBER 30,    DECEMBER 31,
                                                       1997            1996
                                                  ------------------------------
          (I)  Increase in general and
               administrative expense related
               to operations as a public REIT
               consisting of increased salaries
               and bonuses (including that of
               the chief financial officer),
               directors and officers insurance,
               investor relations and public
               entity and listing fees             $        187     $       928
                                                  ------------------------------
                                                  ------------------------------

     (J) Adjustment to interest expense due to repayment of certain mortgage loans in connection with the Company's initial public offering, partially offset by new mortgage debt incurred in connection with the Offering, and new borrowings on the Company's unsecured line of credit associated with the Form 8-K Properties.

     (K) Increase in depreciation expense to reflect a full period of depreciation for the 1996 Acquisitions, the Acquisition LLC
          Properties and the Form 8-K Properties utilizing a 40-year useful life for buildings and a 10-year useful life for improvements.

     (L) Represents the actual historical results of the Form 8-K Properties from the beginning of the period through the date of acquisition:


                                                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                 -------------------------------------------------------------------------------
                                     708 QUINCE        940 CLOPPER       1401 RESEARCH     1500 E. GUDE DRIVE &
                                    ORCHARD ROAD           ROAD               BLVD.         3/3 1/2 TAFT COURT    TOTAL
                                 ------------------------------------------------------------------------------------------
Acquisition date                  August 26, 1997    August 26, 1997    September 4, 1997   November 14, 1997
Revenues:
  Rental revenue                     $      -        $      291         $      462          $       268        $     1,021
  Tenant recoveries                         -                56                 19                   42                117
                                 ------------------------------------------------------------------------------------------
                                            -               347                481                  310              1,138
                                 ------------------------------------------------------------------------------------------
Expenses:
  Rental operations                         -               107                53                   150                310
                                 ------------------------------------------------------------------------------------------
Net income                           $      -        $      240        $      428           $       160        $       828
                                 ------------------------------------------------------------------------------------------
                                 ------------------------------------------------------------------------------------------

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS (CONTINUED)

                                                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                 ------------------------------------------------------------------------------------------
                                     708 QUINCE        940 CLOPPER       1401 RESEARCH     1500 E. GUDE DRIVE &
                                    ORCHARD ROAD           ROAD               BLVD.         3/3 1/2 TAFT COURT    TOTAL
                                 ------------------------------------------------------------------------------------------
Revenues:
  Rental revenue                  $         -       $        235        $        955     $        488          $     1,678
  Tenant recoveries                         -                 90                  22               83                  195
                                 ------------------------------------------------------------------------------------------
                                            -                325                 977              571                1,873
                                 ------------------------------------------------------------------------------------------
Expenses:
  Rental operations                         -                 86                  41               99                  226
                                 ------------------------------------------------------------------------------------------
Net income                        $         -        $       239        $        936     $        472          $     1,647
                                 ------------------------------------------------------------------------------------------
                                 ------------------------------------------------------------------------------------------

          The pro forma adjustments for 940 Clopper Road, 1401 Research Blvd. and 1500 E. Gude Drive & 3/3 1/2 Taft Court reflect the historical operations of the properties under their prior ownership. As such, they reflect vacancies and/or the terms of prior leases that existed prior to the purchase of the property by the Company.

          No pro forma adjustment has been made for the period prior to acquisition for the operations of 708 Quince Orchard Road because the property was not occupied prior to its purchase by the Company. However, the pro forma income statement has assumed the purchase of the property and interest income has been reduced pursuant to note
          (N).

     (M) Represents additional interest income earned on excess proceeds from the initial public offering (which has been eliminated pursuant to note (N)).

     (N) Represents the reduction of interest income due to the assumed use of cash to purchase the Form 8-K Properties.

     (O) Pro forma shares of Common Stock outstanding on a historical net income basis include all shares outstanding after giving effect to the conversion of all series of preferred stock, the 1,765.923 to one share stock split, the issuance of stock grants and exercise of the substitute stock options in connection with the IPO.

          Pro forma shares of Common Stock outstanding on a pro forma basis include all historical pro forma shares outstanding giving effect to the IPO. Shares issued in the IPO for the acquisition of 1330 Piccard Drive and 14225 Newbrook Drive are assumed to be outstanding from the beginning of the periods presented. However, no revenues and expenses have been included for these properties for the period prior to their acquisition by the Acquisition LLC.

(c)  Exhibits.

                                EXHIBIT INDEX

Exhibit Number         Exhibits
--------------         --------
   23.1                Consent of Ernst & Young LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ALEXANDRIA REAL ESTATE EQUITIES INC.



Date:     January 29, 1998         By:  /s/  Peter J. Nelson
                                        -------------------------
                                        Peter J. Nelson
                                        Chief Financial Officer